Exhibit 10.32(c)

THIRD AMENDMENT

MARINEMAX NORTHEAST, LLC and AZIMUT BENETTI, S.P.A.

DEALERSHIP AGREEMENT 2008 - 2010

THIS THIRD AMENDMENT (“AMENDMENT”) to the Dealership Agreement by and between AZIMUT BENETTI S.P.A., (“AZIMUT”) and MARINEMAX NORTHEAST, LLC, d/b/a MARINEMAX SURFSIDE 3 (“DEALER”) dated September 1, 2008 (“AGREEMENT”) is entered into as of the 21 day of July, 2012.

WHEREAS, the parties desire to modify the Agreement as set forth below:

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and the benefits to be derived by each party, the sufficiency of which is acknowledged, the parties agree as follows:

1. Definitions: Section IX of Definitions (“Territory”) is hereby supplemented to add the following territories:

THE STATES OF MINNESOTA, MISSOURI, OHIO, OKLAHOMA, TENNESSEE, ILLINOIS, MICHIGAN, WISCONSIN AND INDIANA.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the 21 day of July, 2012.

AZIMUT BENETTI S.P.A		MARINEMAX NORTHEAST, LLC
d/b/a MARINEMAX SURFSIDE 3

By:	/s/ Marco Valle	By:	/s/ Michael H. McLamb
Print Name: Marco Valle		Print Name: Michael H. McLamb
Title: Sales Director		Title: Vice President